UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2014

CLEARBRIDGE

SMALL CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Value Fund for the twelve-month reporting period ended September 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

II	ClearBridge Small Cap Value Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended September 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s initial estimate for third quarter GDP growth was 3.5%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 56.6 and 57.0 in October and November 2013, respectively, the PMI was 56.5 in December. The PMI then fell to 51.3 in January 2014, its weakest reading since May 2013. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly

ClearBridge Small Cap Value Fund	III

Investment commentary (cont’d)

asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on October 29, 2014, after the reporting period ended, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Small Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-capitalization U.S. companies or in other investments with similar economic characteristics. The Fund may invest up to 20% of its net assets in shares of companies with larger market capitalizations.

We emphasize individual security selection while spreading the Fund’s investments among industries and sectors. We use both quantitative and fundamental methods to identify stocks of smaller-capitalization companies that we believe have a high probability of outperforming other stocks in the same industry or sector.

We use quantitative parameters to select a universe of smaller-capitalized companies that fit the Fund’s general investment criteria. In selecting individual securities from within the range, we look for “value” attributes, such as low stock price relative to earnings, book value and cash flow, as well as those with a high return on invested capital. We also use quantitative methods to identify catalysts and trends that might influence the Fund’s industry or sector focus, or our individual security selection.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Questions around global growth, timing of the Federal Reserve Board (“Fed”)i interest rate increase, unrest in the Middle East and tensions between Russia and Ukraine all contributed to volatile market conditions during the Fund’s reporting period.

In the Fund’s first fiscal quarter, small cap stocks posted a solid month of performance in October with the Russell 2000 Value Indexii gaining 3.25%. This rally was led by the cyclical sectors with the Financials, Energy and Industrial stocks posting the best results. Performance appeared to be driven by strength in third quarter earnings reports. Small caps continued to show strong gains in November with the Russell 2000 Value Index returning 3.90% for the month. This put small caps on pace for their biggest annual rise since 2003, easily beating mid-caps and large caps. With the strong performance for the month, we continued to see the pattern of smaller small caps and lower quality companies leading performance. The smallest of the small were up over 6% and small cap companies with no earnings were up 6.2%1. The outperformance of these lower quality small caps was probably driven by strong flows into small cap ETFs, which buy these stocks indiscriminately. The Russell 2000 Value Index finished 2013 with a 1.88% gain in December.

Moving into the Fund’s fiscal second quarter, small cap stocks had a challenging start to the new calendar year. For January, the Russell 2000 Value Index declined 3.87%. In part, the decline was due to the market pausing after an extremely strong 2013. More importantly, the poor performance for the month was also driven by weaker earnings and economic news. Fewer companies

[1]

Steven G. DeSanctis, CFA, Christina Giannini, CFA, and Benjamin Wang, MLPF&S, Bank of America Merrill Lynch, “Performance Monitor: Strong November Puts Small On Pace to Biggest Gain Since 2003”, Bank of America Merrill Lynch, December 2, 2013.

ClearBridge Small Cap Value Fund 2014 Annual Report	1

Fund overview (cont’d)

reported positive earnings surprises and increasing numbers of companies were missing earnings estimates. Defensive sectors outperformed the more economically sensitive sectors for the month. The retreat in prices brought small cap valuations down, but on average they remained above average. Lower quality stocks outperformed but almost all of this aberration was attributed to strength in Health Care stocks, in particular the speculative run in biotechnology.

After a tough start to the year, small cap stocks bounced back in February. For the month, the Russell 2000 Value Index gained 4.58%. In the face of weaker earnings and economic news, U.S. stocks rallied to all-time highs. Small caps trailed large caps marginally for the month, but still led for the year. In a reverse of January’s performance attribution, the pro-cyclical sectors led performance. The market appeared to be discounting a Spring recovery after poor weather distorted economic growth over the last few months. Once again, the best performance came from the riskier areas of the market, such as biotechnology. Lower quality stocks continued to dominate performance leaving companies with higher returns and profitability behind.

In March, small cap stocks continued to rally. For the month, the Russell 2000 Value Index gained 1.24%. There was a big reversal in style performance with small cap value stocks topping small cap growth. This style change was led by a substantial rotation away from lower quality growth stocks that promised future earnings toward higher quality value stocks that actually have earnings. Biotechnology and speculative technology stocks collapsed. Larger cap stocks also took the lead from small cap stocks for the year.

Entering the Fund’s fiscal third quarter, April brought hard times to small cap stocks with the Russell 2000 Value Index declining 2.57% for the month. During the month, small cap stocks declined 9.5% from peak to trough although they rallied into the last week. The speculative big winners of 2013 suffered the most. Higher quality small cap stocks with lower valuations dominated performance. The reversal in style performance also continued with small cap value stocks topping small cap growth stocks.

Small cap stocks gained ground in May, but continued to lag relative to large cap stocks. For the month, the Russell 2000 Value Index rose 0.63%. This was followed by a sharp rebound in June of 4.42%, putting small cap performance into positive territory for both the quarter and year-to-date. The rally in small caps stemmed from better economic news, particularly higher than expected employment reports. Energy was a key driver behind the Russell 2000 Value’s gain in June with a rise of 7.8%, finishing the quarter with a gain of 7.4% and for the year at 13.91%. This left the Energy sector second only to the Utilities1 sector’s 14.93% return for the year. The Health Care sector made a comeback in June with a rise of 5.76% after the dramatic selloff in biotechnology in the previous quarter. Even with this bounce in Health Care, the Russell 2000 Growthiii Index still trailed the Russell 2000 Value Index for the quarter and year-to-date.

[1]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

2	ClearBridge Small Cap Value Fund 2014 Annual Report

The Fund’s final fiscal quarter started with a tough month in July. Concerns about economic growth, increasing volatility and extended valuations produced the worst monthly performance in over a year. For July, the Russell 2000 Value Index declined 6.05%, leaving small caps trailing large caps by a significant margin. Energy, which was the best performing group year-to-date, declined 10.38% for the month as investors took profits. Consumer Discretionary stocks fell 7.19% for the month, which remained the worst performing sector year-to-date.

Small cap performance bounced back in the month of August. The Russell 2000 Value Index rallied 4.35% for the month, driven by strong earnings reports and a decline in volatility. Small cap stocks were able to edge out large cap stocks in August, despite trailing large stocks year-to-date. Performance by sector presented an eclectic mix of winners and losers for the month. Technology stocks posted the best sector performance rising 6.30% and moving back into the black for the year. Utilities were a close second rising 6.27%, which was unusual because this defensive group generally lags during market rallies. Bringing up the rear were Financials and Energy. Within the Financials sector, REITs rose 3.4% for the month, making it the best performing sector year-to-date, up 15.3%. Despite a strong showing earlier in the year, the Energy sector trailed as oil and natural gas prices declined leaving the sector with only a 2.74% gain for the month.

Small cap stocks reversed course again in September. Small cap stocks fell 6.75% for the month. Concerns about the direction of Fed Policy and economic growth in Europe and China contributed to the reversal. After eight consecutive quarters of positive gains for small cap stocks, this winning streak ended with this September loss, leaving the Russell 2000 Value Index down 8.58% for the quarter. Given this run and extended valuations in certain sectors, a small cap correction seemed inevitable. With global growth in question, a strengthening dollar, and oil prices falling, the energy sector led the decline with a 16.17% loss in September. Other sectors sensitive to a strong dollar followed suit with Materials declining 9.53% and Industrials 8.91% for the month. Although REIT’s were down 5.86% for the month, its relative strength left it as the best performing sector year-to-date with almost a 9% return. As expected during a decline, higher quality small cap stocks outperformed lower quality. With the Information Technology and Health Care sectors holding up better than other sectors, small cap growth stocks outperformed small cap value stocks for September, although small cap value stocks remained ahead for the Fund’s fiscal year.

Q. How did we respond to these changing market conditions?

A. With high levels of market volatility and a gradually improving economy, we responded by positioning the portfolio in high quality companies in attractively valued pro-cyclical sectors of the market. These sectors are levered to earnings growth and should perform well in a rising interest rate environment, which we believe will unfold over time. Given the rich valuations in the defensive sectors, these pro-cyclical sectors have in many cases also provided better downside protection. The summer market correction took some of the froth out of the market and presented some interesting valuations. With questions around global economic growth, timing of the Fed’s interest rate increases, unrest in the Middle

ClearBridge Small Cap Value Fund 2014 Annual Report	3

Fund overview (cont’d)

East and tensions between Russia and Ukraine, we expected a bumpy ride. The biggest question was whether the economy would continue to improve and that appears to be unfolding. The preliminary second quarter gross domestic product (“GDP”)iv growth report was released in July indicating the U.S. economy improved and first quarter GDP growth was revised upward. The calendar third quarter presented its normal seasonal weakness, not a looming recession. Credit conditions and inventory levels support this conclusion. While the Fed tapering its bond buying has unsettled investors, the Fed remains committed to providing the liquidity necessary for a sustained economic recovery. The European and Japanese Central Banks hold the same commitment. Consequently, we used periods of uncertainty to add to the areas of the portfolio with the greatest earnings potential and most attractive valuations. These areas included Information Technology, Energy, Financials, Materials and Consumer Discretionary stocks.

Performance review

For the twelve months ended September 30, 2014, Class A shares of ClearBridge Small Cap Value Fund, excluding sales charges, returned 6.57%. The Fund’s unmanaged benchmark, the Russell 2000 Value Index, returned 4.13% for the same period. The Lipper Small Cap Core Funds Category Average1 returned 5.72% over the same time frame.

Performance Snapshot as of September 30, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Value Fund:
Class A	-6.97%	6.57%
Class C	-7.37%	5.72%
Class I	-6.85%	6.90%
Class IS	-6.78%	6.95%
Russell 2000 Value Index	-6.40%	4.13%
Lipper Small Cap Core Funds Category Average[1]	-4.39%	5.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 814 funds for the six-month period and among the 778 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	ClearBridge Small Cap Value Fund 2014 Annual Report

The Fund no longer offers Class B shares for purchase by new or existing investors. At the close of business on March 14, 2014, all issued and outstanding Class B shares of the Fund were converted to Class A shares of the Fund, with the same aggregate net asset value as the Class B shares held immediately prior to the conversion.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.34%, 2.05%, 1.00% and 1.14%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.05% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Over the twelve months ended September 30, 2014, the leading contributing stocks included SVB Financial Group (+0.81% contributing to the Fund’s total return), Huntington Ingalls Industries, Inc. (+0.80%), Pantry, Inc. (+0.75%), LifePoint Hospitals, Inc. (+0.61%), and Old Dominion Freight Line, Inc. (+0.59%).

Q. What were the leading detractors from performance?

A. Detractors from performance included stock holdings in Exar Corporation (-0.54% contributing to the Fund’s total return), Pier 1 Imports, Inc. (-0.54%), Rudolph Technologies, Inc. (-0.37%), Tidewater Inc. (-0.33%), and FirstMerit Corporation (-0.30%).

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes during the year included the purchase of ALLETE, Inc., Brookdale Senior Living Inc., Burlington Stores, Inc., Commercial Metals Company, Community Health Systems, Inc., Empire State Realty Trust, Inc. Class A, First Potomac Realty Trust, Frank’s International NV, GNC Holdings, Inc. Class A, Harsco Corporation, Jones Energy, Inc. Class A, McDermott International, Inc., Pier 1 Imports, Inc., ProAssurance Corporation, Steel Dynamics, Inc., and Triumph Group, Inc.

Significant sales included ANN Inc., Bancorp, Inc., C&J Energy Services, Inc., Campus Crest Communities, Inc., Central Garden & Pet Company Class A, Cohen & Steers, Inc., Genesee & Wyoming, Inc. Class A, Graftech International Ltd., iShares Nasdaq Biotechnology ETF, Kirby Corporation, LaSalle Hotel Properties, Tesco Corporation, TMS

ClearBridge Small Cap Value Fund 2014 Annual Report	5

Fund overview (cont’d)

International Corp. Class A, Unisys Corporation, and UNS Energy Corp.

Thank you for your investment in ClearBridge Small Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Hable

Lead Portfolio Manager

ClearBridge Investments, LLC

October 21, 2014

RISKS: Stocks of small-capitalization companies may involve a higher degree of risk and volatility than stocks of larger capitalization companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2014 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: SVB Financial Group (3.4%), Affiliated Managers Group Inc. (3.1%), Wintrust Financial Corp. (3.0%), IBERIABANK Corp. (2.9%), Allied World Assurance Co. Holdings AG (2.5%), Signature Bank (2.5%), Teradyne Inc. (2.0%), Park Electrochemical Corp. (2.0%), Raymond James Financial Inc. (1.9%) and Pebblebrook Hotel Trust (1.9%). Please refer to pages 12 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Financials (38.7%), Information Technology (15.8%), Industrials (14.3%), Consumer Discretionary (8.2%) and Materials (6.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iii

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	ClearBridge Small Cap Value Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and September 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Small Cap Value Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-6.97%	$1,000.00	$930.30	1.34%	$6.48	Class A	5.00%	$1,000.00	$1,018.35	1.34%	$6.78
Class C	-7.37	1,000.00	926.30	2.08	10.04	Class C	5.00	1,000.00	1,014.64	2.08	10.50
Class I	-6.85	1,000.00	931.50	1.02	4.94	Class I	5.00	1,000.00	1,019.95	1.02	5.16
Class IS	-6.78	1,000.00	932.20	0.87	4.21	Class IS	5.00	1,000.00	1,020.71	0.87	4.41

8	ClearBridge Small Cap Value Fund 2014 Annual Report

[1]	For the six months ended September 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge Small Cap Value Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/14	6.57%	5.72%	6.90%	6.95%
Five Years Ended 9/30/14	12.83	11.93	13.20	N/A
Ten Years Ended 9/30/14	6.71	5.83	7.07	N/A
Inception* through 9/30/14	—	—	—	9.56

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/14	0.44%	4.76%	6.90%	6.95%
Five Years Ended 9/30/14	11.51	11.93	13.20	N/A
Ten Years Ended 9/30/14	6.08	5.83	7.07	N/A
Inception* through 9/30/14	—	—	—	9.56

Cumulative total returns
Without sales charges[1]
Class A (9/30/04 through 9/30/14)	91.38%
Class C (9/30/04 through 9/30/14)	76.16
Class I (9/30/04 through 9/30/14)	97.99
Class IS (Inception date of 5/22/13 through 9/30/14)	13.24

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% . Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are February 26, 1999, February 26, 1999, April 14, 2003 and May 22, 2013, respectively.

10	ClearBridge Small Cap Value Fund 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Small Cap Value Fund vs. Russell 2000 Value Index† — September 2004 - September 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares on September 30, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Small Cap Value Fund 2014 Annual Report	11

Schedule of investments

September 30, 2014

ClearBridge Small Cap Value Fund

Security	Shares	Value
Common Stocks — 99.8%
Consumer Discretionary — 8.2%
Auto Components — 1.2%
Dana Holding Corp.	73,290	$1,404,969
Superior Industries International Inc.	67,775	1,188,096
Total Auto Components		2,593,065
Diversified Consumer Services — 0.4%
Sotheby’s Holdings Inc.	15,580	556,517
Steiner Leisure Ltd.	10,218	384,095	*
Total Diversified Consumer Services		940,612
Household Durables — 1.3%
Ryland Group Inc.	61,800	2,054,232
WCI Communities Inc.	42,500	783,700	*
Total Household Durables		2,837,932
Multiline Retail — 1.4%
Burlington Stores Inc.	75,780	3,020,591	*
Specialty Retail — 3.1%
Cato Corp., Class A Shares	20,284	698,987
GNC Holdings Inc., Class A Shares	32,190	1,247,041
MarineMax Inc.	158,710	2,674,263	*
Pier 1 Imports Inc.	174,720	2,077,421
Total Specialty Retail		6,697,712
Textiles, Apparel & Luxury Goods — 0.8%
Movado Group Inc.	56,820	1,878,469
Total Consumer Discretionary		17,968,381
Consumer Staples — 1.9%
Food & Staples Retailing — 1.9%
Pantry Inc.	94,381	1,909,327	*
Weis Markets Inc.	59,390	2,317,992
Total Consumer Staples		4,227,319
Energy — 5.8%
Energy Equipment & Services — 3.8%
Frank’s International NV	59,150	1,106,105
Gulf Island Fabrication Inc.	70,820	1,218,104
Key Energy Services Inc.	196,530	951,205	*
Matrix Service Co.	18,562	447,715	*
Natural Gas Services Group	41,670	1,002,997	*
TETRA Technologies Inc.	189,950	2,055,259	*
Tidewater Inc.	38,440	1,500,313
Total Energy Equipment & Services		8,281,698

See Notes to Financial Statements.

12	ClearBridge Small Cap Value Fund 2014 Annual Report

ClearBridge Small Cap Value Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 2.0%
Bill Barrett Corp.	68,440	$1,508,418	*
Carrizo Oil & Gas Inc.	18,820	1,012,892	*
Cloud Peak Energy Inc.	86,280	1,088,854	*
Jones Energy Inc., Class A Shares	45,940	862,753	*
Total Oil, Gas & Consumable Fuels		4,472,917
Total Energy		12,754,615
Exchange-Traded Funds — 1.5%
iShares Trust - iShares Russell 2000 Value Index Fund	34,850	3,260,566
Financials — 38.7%
Banks — 15.9%
First Republic Bank	65,540	3,236,365
FirstMerit Corp.	227,160	3,998,016
IBERIABANK Corp.	101,579	6,349,703
Signature Bank	48,910	5,480,855	*
SVB Financial Group	65,420	7,332,928	*
Tompkins Trustco Inc.	35,692	1,573,303
Wintrust Financial Corp.	148,840	6,648,683
Total Banks		34,619,853
Capital Markets — 7.6%
Affiliated Managers Group Inc.	33,350	6,682,006	*
Greenhill & Co. Inc.	36,404	1,692,422
HFF Inc., Class A Shares	37,607	1,088,723
Raymond James Financial Inc.	77,310	4,142,270
Waddell & Reed Financial Inc., Class A Shares	58,760	3,037,304
Total Capital Markets		16,642,725
Insurance — 5.3%
Allied World Assurance Co. Holdings AG	149,730	5,516,053
Axis Capital Holdings Ltd.	74,300	3,516,619
ProAssurance Corp.	57,710	2,543,280
Total Insurance		11,575,952
Real Estate Investment Trusts (REITs) — 6.9%
BioMed Realty Trust Inc.	52,850	1,067,570
Corporate Office Properties Trust	40,870	1,051,176
Cousins Properties Inc.	172,040	2,055,878
EastGroup Properties Inc.	41,370	2,506,608
Empire State Realty Trust Inc., Class A Shares	59,640	895,793
First Potomac Realty Trust	101,820	1,196,385
Hersha Hospitality Trust	103,350	658,340

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

ClearBridge Small Cap Value Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Mid-America Apartment Communities Inc.	16,460	$1,080,599
Pebblebrook Hotel Trust	108,630	4,056,244
Washington Real Estate Investment Trust	20,710	525,620
Total Real Estate Investment Trusts (REITs)		15,094,213
Real Estate Management & Development — 0.9%
CBRE Group Inc., Class A Shares	25,970	772,348	*
Jones Lang LaSalle Inc.	9,420	1,190,123
Total Real Estate Management & Development		1,962,471
Thrifts & Mortgage Finance — 2.1%
BankUnited	101,950	3,108,455
Westfield Financial Inc.	194,780	1,375,147
Total Thrifts & Mortgage Finance		4,483,602
Total Financials		84,378,816
Health Care — 3.0%
Health Care Providers & Services — 3.0%
Brookdale Senior Living Inc.	17,720	570,938	*
Community Health Systems Inc.	10,570	579,130	*
Cross Country Healthcare Inc.	138,357	1,285,337	*
LifePoint Hospitals Inc.	57,700	3,992,263	*
Total Health Care		6,427,668
Industrials — 14.3%
Aerospace & Defense — 1.7%
Huntington Ingalls Industries Inc.	17,240	1,796,580
Triumph Group Inc.	27,850	1,811,643
Total Aerospace & Defense		3,608,223
Building Products — 0.3%
Gibraltar Industries Inc.	44,712	612,107	*
Commercial Services & Supplies — 1.7%
ACCO Brands Corp.	463,718	3,199,654	*
Herman Miller Inc.	18,950	565,658
Total Commercial Services & Supplies		3,765,312
Construction & Engineering — 1.7%
EMCOR Group Inc.	72,796	2,908,928
Tutor Perini Corp.	30,920	816,288	*
Total Construction & Engineering		3,725,216
Industrial Conglomerates — 0.5%
McDermott International Inc.	186,280	1,065,522	*

See Notes to Financial Statements.

14	ClearBridge Small Cap Value Fund 2014 Annual Report

ClearBridge Small Cap Value Fund

Security	Shares	Value
Machinery — 3.9%
Altra Industrial Motion Corp.	12,860	$374,997
Harsco Corp.	149,670	3,204,435
RBC Bearings Inc.	55,060	3,121,902
Snap-on Inc.	14,133	1,711,224
Total Machinery		8,412,558
Marine — 0.6%
Diana Shipping Inc.	136,930	1,224,154	*
Professional Services — 1.5%
Korn/Ferry International	41,470	1,032,603	*
TrueBlue Inc.	90,436	2,284,413	*
Total Professional Services		3,317,016
Road & Rail — 1.4%
Old Dominion Freight Line Inc.	44,082	3,113,953	*
Trading Companies & Distributors — 1.0%
Rush Enterprises Inc., Class A Shares	67,280	2,250,516	*
Total Industrials		31,094,577
Information Technology — 15.8%
Communications Equipment — 4.0%
Bel Fuse Inc., Class B Shares	35,651	882,006
Black Box Corp.	27,822	648,809
Digi International Inc.	205,190	1,538,925	*
InterDigital Inc.	52,140	2,076,215
Plantronics Inc.	72,740	3,475,517
Total Communications Equipment		8,621,472
Electronic Equipment, Instruments & Components — 3.5%
AVX Corp.	260,100	3,454,128
Park Electrochemical Corp.	181,140	4,265,847
Total Electronic Equipment, Instruments & Components		7,719,975
Semiconductors & Semiconductor Equipment — 8.3%
Exar Corp.	303,670	2,717,847	*
ON Semiconductor Corp.	400,630	3,581,632	*
Rudolph Technologies Inc.	401,650	3,634,932	*
Teradyne Inc.	225,150	4,365,658
Veeco Instruments Inc.	111,300	3,889,935	*
Total Semiconductors & Semiconductor Equipment		18,190,004
Total Information Technology		34,531,451

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

ClearBridge Small Cap Value Fund

Security	Shares	Value
Materials — 6.9%
Chemicals — 2.1%
Koppers Holdings Inc.	78,070	$2,588,801
Kraton Performance Polymers Inc.	66,760	1,188,996	*
PolyOne Corp.	22,620	804,820
Total Chemicals		4,582,617
Metals & Mining — 4.0%
Carpenter Technology Corp.	23,360	1,054,704
Commercial Metals Co.	69,850	1,192,340
Haynes International Inc.	29,380	1,351,186
Horsehead Holding Corp.	147,040	2,430,571	*
RTI International Metals Inc.	41,980	1,035,227	*
Steel Dynamics Inc.	76,010	1,718,586
Total Metals & Mining		8,782,614
Paper & Forest Products — 0.8%
Boise Cascade Co.	58,310	1,757,463	*
Total Materials		15,122,694
Utilities — 3.7%
Electric Utilities — 2.7%
ALLETE Inc.	24,810	1,101,316
Cleco Corp.	39,590	1,906,258
MGE Energy Inc.	20,020	745,945
Portland General Electric Co.	63,140	2,028,057
Total Electric Utilities		5,781,576
Gas Utilities — 1.0%
Laclede Group Inc.	13,620	631,968
New Jersey Resources Corp.	12,414	627,031
Northwest Natural Gas Co.	8,574	362,252
WGL Holdings Inc.	14,350	604,422
Total Gas Utilities		2,225,673
Total Utilities		8,007,249
Total Investments before Short-term Investments (Cost — $158,366,308)		217,773,336

See Notes to Financial Statements.

16	ClearBridge Small Cap Value Fund 2014 Annual Report

ClearBridge Small Cap Value Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-term Investments — 0.4%
Repurchase Agreements — 0.4%
Interest in $1,332,731,000 joint tri-party repurchase agreement dated 9/30/14 with RBS Securities Inc.; Proceeds at maturity — $924,000; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/15 to 2/15/44; Market value — $942,480) (Cost — $924,000)	0.001%	10/1/14	$924,000	$924,000
Total Investments — 100.2% (Cost — $159,290,308#)				218,697,336
Liabilities in Excess of Other Assets — (0.2)%				(499,783)
Total Net Assets — 100.0%				$218,197,553

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $160,764,835.

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2014 Annual Report	17

Statement of assets and liabilities

September 30, 2014

Assets:
Investments, at value (Cost — $159,290,308)	$218,697,336
Cash	634
Dividends receivable	264,700
Receivable for Fund shares sold	71,611
Prepaid expenses	35,819
Total Assets	219,070,100

Liabilities:
Payable for Fund shares repurchased	383,793
Investment management fee payable	142,343
Service and/or distribution fees payable	83,170
Trustees’ fees payable	2,471
Accrued expenses	260,770
Total Liabilities	872,547
Total Net Assets	$218,197,553

Net Assets:
Par value (Note 7)	$98
Paid-in capital in excess of par value	144,135,603
Accumulated net investment loss	(44,592)
Accumulated net realized gain on investments	14,699,416
Net unrealized appreciation on investments	59,407,028
Total Net Assets	$218,197,553

Shares Outstanding:
Class A	5,499,332
Class C	3,163,494
Class I	754,130
Class IS	383,127

Net Asset Value:
Class A (and redemption price)	$23.10
Class C*	$20.12
Class I (and redemption price)	$24.20
Class IS (and redemption price)	$24.21
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$24.51

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Small Cap Value Fund 2014 Annual Report

Statement of operations

For the Year Ended September 30, 2014

Investment Income:
Dividends	$3,886,211
Return of capital	(63,729)
Interest	1,199
Less: Foreign taxes withheld	(1,308)
Total Investment Income	3,822,373

Expenses:
Investment management fee (Note 2)	1,807,569
Service and/or distribution fees (Notes 2 and 5)	1,075,393
Transfer agent fees (Note 5)	497,609
Registration fees	81,120
Legal fees	58,356
Shareholder reports	56,183
Audit and tax fees	30,727
Fund accounting fees	24,479
Trustees’ fees	19,219
Custody fees	5,451
Insurance	5,273
Miscellaneous expenses	6,852
Total Expenses	3,668,231
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8,539)
Net Expenses	3,659,692
Net Investment Income	162,681

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	25,835,991
REIT distributions	22,295
Net Realized Gain	25,858,286
Change in Net Unrealized Appreciation (Depreciation) from Investments	(10,425,383)
Net Gain on Investments	15,432,903
Increase in Net Assets From Operations	$15,595,584

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2014 Annual Report	19

Statements of changes in net assets

For the Years Ended September 30,	2014	2013

Operations:
Net investment income	$162,681	$114,983
Net realized gain	25,858,286	24,606,247
Change in net unrealized appreciation (depreciation)	(10,425,383)	26,819,255
Increase in Net Assets From Operations	15,595,584	51,540,485

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(21,546,140)	—
Decrease in Net Assets From Distributions to Shareholders	(21,546,140)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	44,437,678	35,463,787
Reinvestment of distributions	20,098,210	—
Cost of shares repurchased	(74,203,366)	(74,363,986)
Decrease in Net Assets From Fund Share Transactions	(9,667,478)	(38,900,199)
Increase (Decrease) in Net Assets	(15,618,034)	12,640,286

Net Assets:
Beginning of year	233,815,587	221,175,301
End of year*	$218,197,553	$233,815,587
*Includes accumulated net investment loss of:	$(44,592)	$(310,046)

See Notes to Financial Statements.

20	ClearBridge Small Cap Value Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$23.73	$18.81	$14.65	$15.71	$13.83

Income (loss) from operations:
Net investment income (loss)	0.06	0.05	0.00 [2]	0.03	(0.04)
Net realized and unrealized gain (loss)	1.46	4.87	4.16	(1.09)	1.91
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income (loss) from operations	1.52	4.92	4.16	(1.06)	1.88

Less distributions from:
Net realized gains	(2.15)	—	—	—	—
Total distributions	(2.15)	—	—	—	—

Net asset value, end of year	$23.10	$23.73	$18.81	$14.65	$15.71
Total return[3]	6.57%	26.22%	28.33%	(6.75)%	13.59%[4]

Net assets, end of year (000s)	$127,013	$123,872	$120,011	$107,016	$122,478

Ratios to average net assets:
Gross expenses	1.34%	1.33%	1.23%	1.36%	1.36%[5]
Net expense[6]	1.34	1.33	1.23	1.36	1.36 [5]
Net investment income (loss)	0.25	0.27	0.02	0.16	(0.28)

Portfolio turnover rate	27%	32%	23%	21%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.52%. Class A received $118,199 related to this distribution.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.34% for the year ended September 30, 2010.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2014 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$21.09	$16.83	$13.22	$14.30	$12.69

Income (loss) from operations:
Net investment loss	(0.11)	(0.08)	(0.14)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	1.29	4.34	3.75	(0.98)	1.74
Proceeds from settlement of a regulatory matter	—	—	—	—	0.02
Total income (loss) from operations	1.18	4.26	3.61	(1.08)	1.61

Less distributions from:
Net realized gains	(2.15)	—	—	—	—
Total distributions	(2.15)	—	—	—	—

Net asset value, end of year	$20.12	$21.09	$16.83	$13.22	$14.30
Total return[2]	5.72%	25.31%	27.31%	(7.55)%	12.69%[3]

Net assets, end of year (000s)	$63,661	$72,846	$74,686	$78,290	$104,612

Ratios to average net assets:
Gross expenses	2.08%	2.04%	2.13%	2.14%	2.20%[4]
Net expenses[5]	2.08	2.04	2.13	2.14	2.20 [4]
Net investment loss	(0.50)	(0.43)	(0.90)	(0.63)	(1.12)

Portfolio turnover rate	27%	32%	23%	21%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.53%. Class C received $160,840 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.18% for the year ended September 30, 2010.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	ClearBridge Small Cap Value Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$24.69	$19.50	$15.16	$16.19	$14.20

Income (loss) from operations:
Net investment income	0.15	0.11	0.04	0.10	0.03
Net realized and unrealized gain (loss)	1.51	5.08	4.30	(1.13)	1.96
Total income (loss) from operations	1.66	5.19	4.34	(1.03)	1.99

Less distributions from:
Net realized gains	(2.15)	—	—	—	—
Total distributions	(2.15)	—	—	—	—

Net asset value, end of year	$24.20	$24.69	$19.50	$15.16	$16.19
Total return[2]	6.90%	26.62%	28.63%	(6.36)%	14.01%

Net assets, end of year (000s)	$18,249	$32,419	$20,154	$18,681	$42,531

Ratios to average net assets:
Gross expenses	1.00%	0.99%	1.13%	0.93%	0.93%[3]
Net expenses[4,5]	1.00 [6]	0.99	1.05 [6]	0.90 [6]	0.93 [3]
Net investment income	0.61	0.53	0.20	0.52	0.18

Portfolio turnover rate	27%	32%	23%	21%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.91% for the year ended September 30, 2010.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2014	2013[2]

Net asset value, beginning of year	$24.69	$23.32

Income from operations:
Net investment income	0.15	0.03
Net realized and unrealized gain	1.52	1.34
Total income from operations	1.67	1.37

Less distributions from:
Net realized gains	(2.15)	—
Total distributions	(2.15)	—

Net asset value, end of year	$24.21	$24.69
Total return[3]	6.95%	5.87%

Net assets, end of year (000s)	$9,275	$11

Ratios to average net assets:
Gross expenses	0.87%	1.13%[4]
Net expenses[5,6]	0.87	0.99 [4,7]
Net investment income	0.59	0.30 [4]

Portfolio turnover rate	27%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 22, 2013 (inception date) to September 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed total annual fund operating expenses of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Small Cap Value Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

ClearBridge Small Cap Value Fund 2014 Annual Report	25

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	ClearBridge Small Cap Value Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$217,773,336	—	—	$217,773,336
Short-term investments†	—	$924,000	—	924,000
Total investments	$217,773,336	$924,000	—	$218,697,336

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected

ClearBridge Small Cap Value Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain
(a)	$102,773	$(102,773)

(a)	Reclassifications are due to a tax net operating loss which offsets short-term capital gains for tax purposes.

28	ClearBridge Small Cap Value Fund 2014 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays, ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B and Class I shares did not exceed 2.25% and 1.05%, repectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $8,539.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 1.00% per year until no CDSC was incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge Small Cap Value Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

For the year ended September 30, 2014, LMIS and its affiliates retained sales charges of $42,924 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B†	Class C
CDSCs	$109	$807	$1,560

†	All outstanding Class B shares of the Fund were converted into Class A shares of the Fund, at the close of business on March 14, 2014.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$64,387,184
Sales	95,145,492

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$67,408,232
Gross unrealized depreciation	(9,475,731)
Net unrealized appreciation	$57,932,501

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

30	ClearBridge Small Cap Value Fund 2014 Annual Report

For the year ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$334,987	$290,396
Class B1	21,477	15,415
Class C	718,929	153,171
Class I	—	38,560
Class IS	—	67
Total	$1,075,393	$497,609

[1]	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

For the year ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B1	$7,227
Class C	—
Class I	1,312
Class IS	—
Total	$8,539

[1]	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended September 30, 2014	Year Ended September 30, 2013
Net Realized Gains:
Class A	$11,092,605	—
Class B1	449,678	—
Class C	7,180,797	—
Class I	2,822,137	—
Class IS	923	—
Total	$21,546,140	—

[1]	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge Small Cap Value Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	1,026,079	$24,795,700	901,064		$18,913,467
Shares issued on reinvestment	475,849	10,806,526	—		—
Shares repurchased	(1,222,314)	(29,495,034)	(2,063,196)		(43,222,334)
Net increase (decrease)	279,614	$6,107,192	(1,162,132)		$(24,308,867)

Class B1
Shares sold	1,968	$42,551	2,082		$36,213
Shares issued on reinvestment	22,085	445,018	—		—
Shares repurchased	(242,956)	(5,222,439)	(153,822)		(2,888,313)
Net decrease	(218,903)	$(4,734,870)	(151,740)		$(2,852,100)

Class C
Shares sold	184,612	$3,914,428	234,317		$4,406,510
Shares issued on reinvestment	339,224	6,753,958	—		—
Shares repurchased	(815,045)	(17,222,624)	(1,218,371)		(22,540,096)
Net decrease	(291,209)	$(6,554,238)	(984,054)		$(18,133,586)

Class I
Shares sold	220,823	$5,490,433	541,513		$12,097,597
Shares issued on reinvestment	88,112	2,091,785	—		—
Shares repurchased	(867,767)	(21,357,667)	(262,109)		(5,713,243)
Net increase (decrease)	(558,832)	$(13,775,449)	279,404		$6,384,354

Class IS
Shares sold	418,261	$10,194,566	429	[2]	$10,000	[2]
Shares issued on reinvestment	39	923	—		—
Shares repurchased	(35,602)	(905,602)	—		—
Net increase	382,698	$9,289,887	429	[2]	$10,000	[2]

[1]

On March 14, 2014, the Fund converted 213,004 Class B shares into 188,540 Class A shares, valued at $4,580,797. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

[2]	For the period May 22, 2013 (inception date) to September 30, 2013.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2014	2013
Distributions Paid From:
Net long-term capital gains	$21,546,140	—

32	ClearBridge Small Cap Value Fund 2014 Annual Report

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,812,112
Undistributed long-term capital gains — net	19,943,876
Total undistributed earnings	$22,755,988
Capital loss carryforward*	(6,582,045)
Other book/tax temporary differences(a)	(44,592)
Unrealized appreciation (depreciation)(b)	57,932,501
Total accumulated earnings (losses) — net	$74,061,852

*	During the taxable year ended September 30, 2014, the Fund utilized $2,194,015 of its capital loss carryforward available from prior years. As of September 30, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(6,582,045)

This amount will be available to offset any future taxable capital gains subject to an annual limitation of $2,194,015 as a result of a previous reorganization.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

ClearBridge Small Cap Value Fund 2014 Annual Report	33

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Small Cap Value Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Small Cap Value Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 13, 2014

34	ClearBridge Small Cap Value Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Value Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

36	ClearBridge Small Cap Value Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Small Cap Value Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

38	ClearBridge Small Cap Value Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

ClearBridge Small Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

40	ClearBridge Small Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2014:

Record date:	12/11/2013
Payable date:	12/12/2013
Long-term capital gain dividend	$2.15294

ClearBridge Small Cap Value Fund	41

ClearBridge

Small Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01745 11/14 SR14-2338

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2013 and September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,800 in 2013 and $187,500 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,000 in 2013 and $4 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,800 in 2013 and $16,000 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All other Fees. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 25, 2014